                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                     for tender of any and all outstanding

                     7.75% Senior Notes, Series A due 2005
                                in exchange for
                     7.75% Senior Notes, Series C due 2005
                                      and
                     8.35% Senior Notes, Series B due 2010
                                in exchange for
                     8.35% Senior Notes, Series D due 2010
                                      of
                        AmerenEnergy Generating Company

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding 7.75% Senior Notes, Series A due 2005 (the "Series A Notes") and 8.35% Senior Notes, Series B due 2010 (the "Series B Notes" and, together with the Series A Notes, the "Old Notes") of AmerenEnergy Generating Company, an Illinois corporation (the "Company"), who wish to tender (i) their Series A Notes for an equal principal amount of new 7.75% Senior Notes, Series C due 2005 of the Company (the "Series C Exchange Notes"), and (ii) their Series B Notes for an equal principal amount of new 8.35% Senior Notes, Series D due 2010 of the Company (together with the Series C Exchange Notes, the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended, and (a) whose Old Notes are not immediately available, (b) who cannot deliver their Old Notes, the duly completed and executed Letter of Transmittal or any other required documents to Ameren Services Company, as exchange agent (the "Exchange Agent"), or (c) who cannot complete the procedures for book-entry transfer prior to 5:00 P.M., New
York City time on       , 2001 (the "Expiration Date").

     This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus dated
       , 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"). The Company has the right to reject a tender of Old Notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either (i) the Old Notes tendered thereby, in proper form for transfer, or (ii) confirmation of book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

                 The Exchange Agent for the Exchange Offer is:

                            Ameren Services Company

  By Registered or Certified Mail:        Facsimile Transmission Number       By Hand or Overnight Delivery:
                                          (Eligible Institutions Only):
  Ameren Services Company                        (314) 554-2401               Ameren Services Company
  P.O. Box 66887                                                              1901 Chouteau Avenue
  St. Louis, Missouri 63166-6887           Confirm by Telephone               St. Louis, Missouri 63103
                                         or For Information Call:
        Attention:                            (314) 554-3502                        Attention:
   Investor Services MC 1035                                                  Investor Services MC 1035
   Personal and Confidential              You May Also Call Toll Free:        Personal and Confidential
                                                 (800) 255-2237

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED

DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

               The Information Agent for the Exchange Offer is:

                              Morrow & Co., Inc.

         You may obtain information regarding the Exchange Offer from the Information Agent as follows:

By Registered or Certified Mail:              Call Collect:             By Hand or Overnight Delivery:
                                              (212) 754-8000
       Morrow & Co., Inc.                                                      Morrow & Co., Inc.
   445 Park Avenue, 5th Floor                                             445 Park Avenue, 5th Floor
    New York, New York 10022                                               New York, New York 10022
                                     Banks and Brokerage Firms Call:
    Attention: John Ferguson                (800) 654-2468                  Attention: John Ferguson
   Personal and Confidential                                               Personal and Confidential
                                                E-mail:
                                        ameren.info@morrowco.com

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company the aggregate principal amount of the Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal.


                      DESCRIPTION OF SECURITIES TENDERED

Name and Address of           Series of          Certificate Number(s)     Aggregate Principal      Principal Amount of
 Registered Holder       Old Notes Tendered      of Old Notes Tendered    Amount Represented by     Old Notes Tendered
 as it Appears on                                                              Old Notes*
  the Old Notes
  (Please print)
____________________     _____________________   ______________________   _______________________   ____________________
____________________     _____________________   ______________________   _______________________   ____________________
____________________     _____________________   ______________________   _______________________   ____________________
____________________     _____________________   ______________________   _______________________   ____________________
____________________     _____________________   ______________________   _______________________   ____________________
____________________     _____________________   ______________________   _______________________   ____________________

     * Must be in denominations of U.S. $100,000 and integral multiples of U.S. $l,000 in excess thereof.

     If the Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:__________


All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.



                               PLEASE SIGN HERE


X ______________________________     Date: ______________________________ , 2001

X ______________________________     Date: ______________________________ , 2001
    Signature(s) of Owner(s)
    or Authorized Signatory

Area Code and Telephone Number: ________________________________________________


Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates of the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

If a signature or signatures on the previous page is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                     Please print name(s) and address(es)

          Name(s):   _____________________________________________
                     _____________________________________________
                     _____________________________________________
                     _____________________________________________

         Capacity:   _____________________________________________
                     _____________________________________________
                     _____________________________________________
                     _____________________________________________

      Address(es):   _____________________________________________
                     _____________________________________________
                     _____________________________________________
                     _____________________________________________

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED

                       THIS GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                   (Not To Be Used For Signature Guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either (a) the Old Notes tendered hereby, in proper form for transfer, or (b) confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's message) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


Name of Firm: _______________________       ____________________________________
                                            (Authorized Signature)

Address:_____________________________       Title:______________________________


_____________________________________       Name:_______________________________
                           (zip code)                 (Please type or print)

Area Code and                                Date:______________________________
Telephone Number:____________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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